                                                                  EXHIBIT 10.1-A

                          FIRST AMENDMENT AND WAIVER

        FIRST AMENDMENT AND WAIVER, dated as of March 16, 1998 (this "AMENDMENT"), to the Credit Agreement, dated as of January 24, 1997 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"; unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined), among LOOMIS, FARGO & CO. (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS"), LEHMAN COMMERCIAL PAPER INC. ("LCPI") and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), as arrangers (in such capacity, the "ARRANGERS"), LCPI and NATIONSBANC MONTGOMERY SECURITIES LLC (successor to NationsBank Capital Markets, Inc.), as syndication agents (in such capacity, the "SYNDICATION AGENTS"), LCPI, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and NationsBank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

        WHEREAS, the Borrower has requested that the Lenders waive certain Events of Default under the Credit Agreement and amend certain provisions of the Credit Agreement; and

        WHEREAS, Required Lenders are willing to consent to the requested waivers and amendments, but in each case only upon the terms and subject to the conditions set forth herein;

        NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Waiver. Required Lenders hereby waive any Default or Event of Default under the Credit Agreement occurring by reason of the Borrower's failure to comply with any of the provisions of Sections 7.1(a) ("Maintenance of Net Worth"), 7.1(b) ("Consolidated EBITDA"), or 7.1(c) ("Debt Ratio") as of, or prior to, December 31, 1997.


        2. Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their proper alphabetical order:

                "Consolidated Adjusted EBITDA": for any fiscal period (a) the sum of (i) Consolidated EBITDA, plus (ii) Net Cargo Losses during such period (to the extent deducted in computing Consolidated EBITDA), minus
        (b) the Maximum Net Cargo Loss Amount for such fiscal period.

                "Consolidated Adjusted Net Losses": for any fiscal period (a) net losses after income taxes of the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), plus (b) Net Cargo Losses during such period (to the extent deducted in determining net losses).

                "Consolidated Senior Debt": at any date, all Indebtedness of the Borrower and its Subsidiaries for borrowed money or the deferred purchase price of property outstanding under the Credit Agreement or otherwise, provided that Consolidated Senior Debt will not include (a) Indebtedness that is expressly subordinated in right of payment to the Loans, (b) liabilities for taxes, (c) trade payables, and (d) Indebtedness of the Borrower to a Subsidiary.

                  "Maximum net Cargo Loss Amount":

                (a) for each of the first three fiscal quarters in any fiscal year of the Borrower: the lesser of (i) Net Cargo Losses during such fiscal quarter and (ii) the aggregate annual "stop loss amount" in effect as of the last day of such fiscal quarter under policies insuring the Borrower and its Subsidiaries for the loss of, or damage to, property of customers, divided by four; provided that if the amount under clause (i) above for any fiscal quarter (after all prior adjustments pursuant to this proviso) exceeds the amount under clause
        (ii) above for any fiscal quarter, such excess shall be included in computing the amount under clause (i) in the following quarter; and

                (b) for the last fiscal quarter in any fiscal year of the Borrower, the "Maximum Net Cargo Loss Amount" shall be (i) aggregate Net Cargo Losses during such fiscal year, minus (ii) the aggregate Maximum Net Cargo Loss Amount for the first three fiscal quarters of such fiscal year.

                "Net Cargo Loss": any retained liability (or deductible) incurred resulting from the loss of, or damage to, property of customers covered under the Company's cash-in-transit insurance program, inclusive of any gain sharing adjustments with the insurance carrier and cargo incentive programs with the employees recorded as required on a GAAP basis for a fiscal reporting period.

        3. Minimum Adjusted Net Profit. Section 7.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                (a) Minimum Adjusted Net Profit.

                        (i) Permit Consolidated Adjusted Net Losses to exceed
                $1,000,000 in any fiscal quarter ending on December 31, 1998, or thereafter; or

                        (ii) Permit a Consolidated Adjusted Net Loss to occur in
                each of any two consecutive fiscal quarters ending after December 31, 1998.

        4. Consolidated Adjusted EBITDA. Section 7.1(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

                (b) Consolidated Adjusted EBITDA. Permit Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters ending on the last day of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                Amount
                  ---------------------                ------
                  December 31, 1998                 $27,500,000
                  March 31, 1999                     28,000,000
                  June 30, 1999                      29,000,000
                  Thereafter                         30,000,000

        5. Debt Ratio. Section 7.1(c) of the Credit Agreement is hereby restated in its entirety to read as follows:

                (c) Debt Ratio. Permit the ratio, as of the last day of any fiscal quarter, of Consolidated Total Debt on such date to Consolidated Adjusted EBITDA for the four consecutive fiscal quarters ended on such date to be greater than the ratio set forth below for such fiscal date:

                  Fiscal Quarter Ending                Ratio
                  ---------------------                -----
                  March 31, 1998                        7.00
                  June 30, 1998                         7.00
                  September 30, 1998                    7.00
                  December 31, 1998                     6.25

                  March 31, 1999                        6.00
                  June 30, 1999                         6.00
                  September 30, 1999                    6.00
                  December 31, 1999                     5.25

                  March 31, 2000                        5.00
                  June 30, 2000                         5.00
                  September 30, 2000                    5.00
                  December 31, 2000                     4.25

                  Thereafter                            4.00

        6. Consolidated Adjusted EBITDA to Debt Service Ratio. Section 7.1(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                (d) Consolidated Adjusted EBITDA to Debt Service Ratio. Permit the ratio, as of the last day of any fiscal quarter of Consolidated Adjusted EBITDA for the four consecutive fiscal quarters ended on such date to Consolidated Debt Service for the same period to be less than the ratio set forth below for such fiscal date:

                  Fiscal Quarter Ending                Ratio
                  ---------------------                -----
                  March 31, 1998                        1.25
                  June 30, 1998                         1.25
                  September 30, 1998                    1.25
                  Thereafter                            1.50

        7. Consolidated Senior Debt to Adjusted EBITDA Ratio. The following new
Section 7.1(e) is hereby added to the Credit Agreement:

                (e) Consolidated Senior Debt to Adjusted EBITDA Ratio: Permit the ratio, as of the last day of any fiscal quarter, of Consolidated Senior Debt on such date to Consolidated Adjusted EBITDA for the four consecutive fiscal quarters ended on such date to be greater than the ratio set forth below for such fiscal date:


                  Fiscal Quarter Ending                Ratio
                  ---------------------                -----
                  March 31, 1998                        3.50
                  June 30, 1998                         3.50
                  September 30, 1998                    3.50
                  December 31, 1998                     3.00

                  March 31, 1999                        3.00
                  June 30, 1999                         3.00
                  September 30, 1999                    3.00
                  December 31, 1999                     2.75

                  March 31, 2000                        2.75
                  June 30, 2000                         2.75
                  September 30, 2000                    2.75
                  Thereafter                            2.50

        8. Limitation of Capital Expenditures. Section 7.9 of the Credit Agreement is hereby restated in its entirety to read as follows:

        7.9 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter of the Borrower set forth below, the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending                   Amount
                  ---------------------                   ------
                  March 31, 1998                       $15,000,000
                  June 30, 1998                         15,000,000
                  September 30, 1998                    15,000,000
                  December 31, 1998                     15,000,000

                  March 31, 1999                        17,500,000
                  June 30, 1999                         17,500,000
                  September 30, 1999                    17,500,000
                  December 31, 1999                     17,500,000

                  March 31, 2000                        20,000,000
                  June 30, 2000                         20,000,000
                  September 30, 2000                    20,000,000
                  December 31, 2000                     20,000,000

                  Thereafter                            22,500,000

; provided, that up to $2,500,000 for each fiscal year from and including 1998 and thereafter of any such amount if not so expended in the fiscal year for which it is permitted above may be carried over for expenditure in the next following year.

        9. Schedule of Rates. Schedule II to the Credit Agreement is hereby replaced with Schedule II attached to this Amendment.

        10. General Provisions.

                (a) Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in the Credit Agreement as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

        (b)  Effectiveness.   This Amendment shall become effective as of the
date hereof upon receipt by the Administrative Agent of (i) counterparts of this Amendment duly executed and delivered by the Borrower and consented to by the Required Lenders, and (ii) an amendment fee of $115,000 for the pro rata benefit of all Lenders (based on their respective Commitment percentages).

        (c) Continuing Effect: No Other Amendments. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect in accordance with their respective terms. The waiver provided for herein is limited to the specific subsection of the Credit Agreement specified herein and narrowly construed and shall not constitute a waiver of, or an indication of the Lenders' willingness to waive, any other provisions of the Credit Agreement or any other Credit Document or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

        (d) Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        (e) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent.

        (f) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            LOOMIS, FARGO & CO.,
                                            a Delaware corporation

                                            By: /s/ James K. Jennings, Jr.
                                               ------------------------------
                                            Name: James K. Jennings, Jr.
                                                 ----------------------------
                                            Title: Executive Vice President
                                                  ---------------------------

                                                LOOMIS, FARGO & CO.,
                                                a Texas corporation


                                                By: /s/ James K. Jennings, Jr.
                                                   ----------------------------
                                                Name: James K. Jennings, Jr.
                                                     --------------------------
                                                Title: Executive Vice President
                                                      -------------------------

                                                LFC HOLDING CORPORATION

                                                By: /s/ James K. Jennings, Jr.
                                                   ----------------------------
                                                Name: James K. Jennings, Jr.
                                                     --------------------------
                                                Title: Executive Vice President
                                                      -------------------------

                                                LOOMIS, FARGO & CO. OF PUERTO
                                                RICO

                                                By: /s/ James K. Jennings, Jr.
                                                   ----------------------------
                                                Name: James K. Jennings, Jr.
                                                     --------------------------
                                                Title: Executive Vice President
                                                      -------------------------

                                                LFC ARMORED CAR OF TEXAS INC.

                                                By: /s/ James K. Jennings, Jr.
                                                   ----------------------------
                                                Name: James K. Jennings, Jr.
                                                     --------------------------
                                                Title: Executive Vice President
                                                      -------------------------

                                      LEHMAN SYNDICATED LOANS INC.


                                      By: /s/ Michele Swanson
                                         ------------------------------
                                      Name: Michele Swanson
                                            ---------------------------
                                      Title: Authorized Signatory
                                            ---------------------------


                                      NATIONSBANK OF TEXAS, N.A.,
                                      as Administrative Agent and as a Lender

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                      BANKBOSTON, N.A.

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                      SANWA BUSINESS CREDIT
                                      CORPORATION


                                      By:
                                         ------------------------------
                                      Name:
                                            ---------------------------
                                      Title:
                                            ---------------------------


                                      THE SUMITOMO BANK, LIMITED


                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------


                                      COMERICA BANK

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                      ERSTE BANK DER
                                      OESTERREICHISCHEN SPARKASSEN
                                      AG.

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                          BANK OF TOKYO - MITSUBISHI
                                          TRUST COMPANY


                                          By:
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


                                          UNION BANK OF CALIFORNIA, N.A.,

                                          By:
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


                                          By:
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------

                                  SCHEDULE II


                                                              APPLICABLE              APPLICABLE
                                                              EURODOLLAR               BASE RATE             COMMITMENT
                DEBT RATIO                                      MARGIN                  MARGIN                   FEE
-----------------------------------------------------------------------------------------------------------------------------------
Greater than or equal to 5.25                                   2.500%                  1.500%                  0.500%

Greater than or equal to 5.00 but less than 5.25                2.250%                  1.250%                  0.500%

Greater than or equal to 4.25 but less than 5.00                1.875%                  0.875%                  0.450%

Greater than or equal to 3.75 but less than 4.25                1.625%                  0.625%                  0.375%

Greater than or equal to 3.25 but less than 3.75                1.375%                  0.375%                  0.375%

Less than 3.25                                                  1.125%                  0.125%                  0.375%
